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                                                                      Exhibit 99


                                 REVOCABLE PROXY


                                 SUMMIT BANCORP
                         SPECIAL MEETING OF SHAREHOLDERS

                                  June 12, 1997


           The undersigned hereby appoints the Board of Directors of Summit Bancorp ("Summit"), and its survivor, with full power of substitution, to act as attorneys and proxies for the undersigned to vote all shares of common stock of Summit which the undersigned is entitled to vote at the Special Meeting of Shareholders (the "Meeting"), to be held on Thursday, June 12, 1997, at Fairlawn Country Club, located at 200 N. Wheaton Road, Akron, Ohio at 11:00 a.m., local time, as follows:

           The approval of the Agreement of Affiliation and Plan of Merger, dated as of December 30, 1996, by and among FirstFederal Financial Services Corp ("FirstFederal") and Summit, and the merger of Summit with and into FirstFederal.


              [ ]  FOR               [ ] AGAINST             [ ] ABSTAIN


In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting.

                 The Board of Directors recommends a vote "FOR"
                              the listed proposal.



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THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS
PROXY WILL BE VOTED FOR THE PROPOSALS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

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           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

           This Proxy may be revoked any time before it is voted by (i) filing a written notice of revocation, with a date later than the date of this Proxy, with the Secretary of Summit at or before the taking of the vote at the Special Meeting or (ii) attending the Special Meeting and voting in person; provided, however, that attendance at the meeting by itself will not constitute revocation of this Proxy. If this Proxy is properly revoked as described above, then the power of such attorneys and proxies shall be deemed terminated and of no further force and effect.

          The undersigned acknowledges receipt from Summit, prior to the execution of this Proxy, of Notice of the Meeting and a Proxy
Statement/Prospectus.




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Dated:  ________________________                             ______________________________________________
                                                             PRINT NAME OF STOCKHOLDER



                                                             ______________________________________________
                                                             SIGNATURE OF STOCKHOLDER



                                                             ______________________________________________
                                                             PRINT NAME OF STOCKHOLDER



                                                             ______________________________________________
                                                             SIGNATURE OF STOCKHOLDER

                                                             Please sign exactly as your name appears on this
                                                             card. When signing as attorney, executor,
                                                             administrator, trustee or guardian, please give
                                                             your full title. If shares are held jointly, each
                                                             holder should sign.

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                                         PLEASE PROMPTLY COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN
                                                  THE ENCLOSED POSTAGE-PAID ENVELOPE
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